Free Writing Prospectus

Filed Pursuant to Rule 433

Registration Statement No.: 333-141008

(Dated April 7, 2008)

The issuer has filed a registration statement (including a prospectus)

with the SEC for the offering to which this communication relates.

Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at

www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities.

If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer,

solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriter's obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear in this free writing prospectus or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of the se materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

This free writing prospectus relates to Registration Statement No.

333-141008.

PHHMC 2008-CIM1 Preliminary Collateral Analysis

II-2

32 records

Balance: 25,935,046

Summary Statistics

As-of / Cut-off Date: 20080401(100.00%)

Delinquency / Cut-off Date: 20080331(100.00%)

Number of Loans: 32

Total Current Balance:   25,935,046.49

Maximum Balance:   1,950,658.16

Minimum Balance: 443,775.24

Average Current Balance:   810,470.20

Weighted Average Coupon: 6.223

Maximum Coupon: 7.125

Minimum Coupon: 5.810

Weighted Average Margin: 0.000

Weighted Average Maximum Rate: 0.000

Weighted Average Minimum Rate: 0.000

Weighted Average Months to Roll: 0

Weighted Average Original Term:   170.68

Weighted Average Original IO Term: 0.00 Weighted Average Remaining Term: 167.91 Weighted Average Seasoning: 2.77 Top 5 States: NY(16%),CA(15%),FL(13%),NJ(8%),SC(8%)
Top 5 Zip Codes: 33704(8%),07055(5%),29482(5%),84780(5%),90064(4%)
Weighted Average FICO Score: 770.9 Weighted Average Orig CLTV: 63.75 Weighted Average Orig Frequency CLTV: 64.74
% of portfolio with CLTV over 80%: 8.21 % of portfolio with CLTV over 80% & no MI: 5.19
% of portfolio with Full/Alt Docs: 62.75 % Owner Occupied: 74.76
% Fixed Rate: 100.00
% IO: 0.00 % Seconds: 0.00 % of Total Pool - Simultaneous Seconds: 9.85 % Prepay Penalties: 0.00
% Cashout: 14.01

Current Principal Cut-off Date Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
2008-04-01 25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Total: 25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9

Current Days Principal Delinquent Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
0 25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Total: 25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 0 Maximum: 0 Weighted Average: 0.0

PHHMC 2008-CIM1 Preliminary Collateral Analysis

II-2

32 records

Balance: 25,935,046

Current Principal Balance ($)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
440,000.01 - 460,000.00	443,775.24	1.71	1	3.13	443,775.24	6.330	0.000	0.000	0	180.00	176.00	4.00	58.06	58.06	800.0
480,000.01 - 500,000.00	1,470,404.91	5.67	3	9.38	490,134.97	6.014	0.000	0.000	0	159.85	155.22	4.63	29.43	29.43	721.7
560,000.01 - 580,000.00	573,532.00	2.21	1	3.13	573,532.00	6.040	0.000	0.000	0	180.00	178.00	2.00	65.25	65.25	798.0
580,000.01 - 600,000.00	1,768,880.07	6.82	3	9.38	589,626.69	6.184	0.000	0.000	0	180.00	177.66	2.34	65.51	65.51	760.9
600,000.01 - 620,000.00	1,226,902.94	4.73	2	6.25	613,451.47	6.144	0.000	0.000	0	180.00	178.00	2.00	70.89	70.89	690.0
620,000.01 - 640,000.00	1,256,025.73	4.84	2	6.25	628,012.87	6.240	0.000	0.000	0	180.00	176.99	3.01	81.91	81.91	781.5
640,000.01 - 660,000.00	641,388.99	2.47	1	3.13	641,388.99	6.190	0.000	0.000	0	180.00	177.00	3.00	80.00	80.00	806.0
680,000.01 - 700,000.00	693,606.76	2.67	1	3.13	693,606.76	6.000	0.000	0.000	0	180.00	179.00	1.00	80.00	85.00	719.0
700,000.01 - 720,000.00	1,421,779.11	5.48	2	6.25	710,889.56	6.248	0.000	0.000	0	180.00	177.01	2.99	66.84	66.84	790.5
720,000.01 - 740,000.00	1,458,275.17	5.62	2	6.25	729,137.59	6.105	0.000	0.000	0	150.30	148.29	2.01	82.81	82.81	795.0
760,000.01 - 780,000.00	1,535,150.97	5.92	2	6.25	767,575.49	6.501	0.000	0.000	0	180.00	176.50	3.50	80.00	87.48	770.0
780,000.01 - 800,000.00	782,241.29	3.02	1	3.13	782,241.29	6.375	0.000	0.000	0	180.00	178.00	2.00	90.00	90.00	763.0
860,000.01 - 880,000.00	1,733,692.15	6.68	2	6.25	866,846.08	5.985	0.000	0.000	0	150.18	149.18	1.00	71.12	71.12	782.7
900,000.01 - 920,000.00	917,380.68	3.54	1	3.13	917,380.68	6.250	0.000	0.000	0	180.00	176.00	4.00	19.38	19.38	808.0
960,000.01 - 980,000.00	977,761.26	3.77	1	3.13	977,761.26	7.125	0.000	0.000	0	180.00	173.00	7.00	76.92	76.92	716.0
980,000.01 - 1,000,000.00	996,560.44	3.84	1	3.13	996,560.44	6.000	0.000	0.000	0	180.00	179.00	1.00	52.49	52.49	775.0
1,000,000.01 >=	8,037,688.78	30.99	6	18.75	1,339,614.80	6.223	0.000	0.000	0	165.44	162.74	2.70	56.81	58.18	777.2
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 443,775.24
Maximum: 1,950,658.16
Average: 810,470.20

Original Principal Balance ($)		Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
440,001 - 460,000		443,775.24	1.71	1	3.13	443,775.24	6.330	0.000	0.000	0	180.00	176.00	4.00	58.06	58.06	800.0
480,001 - 500,000		1,470,404.91	5.67	3	9.38	490,134.97	6.014	0.000	0.000	0	159.85	155.22	4.63	29.43	29.43	721.7
560,001 - 580,000		573,532.00	2.21	1	3.13	573,532.00	6.040	0.000	0.000	0	180.00	178.00	2.00	65.25	65.25	798.0
580,001 - 600,000		1,768,880.07	6.82	3	9.38	589,626.69	6.184	0.000	0.000	0	180.00	177.66	2.34	65.51	65.51	760.9
600,001 - 620,000		607,869.41	2.34	1	3.13	607,869.41	6.250	0.000	0.000	0	180.00	178.00	2.00	70.34	70.34	690.0
620,001 - 640,000		1,875,059.26	7.23	3	9.38	625,019.75	6.174	0.000	0.000	0	180.00	177.33	2.67	78.45	78.45	781.5
640,001 - 660,000		641,388.99	2.47	1	3.13	641,388.99	6.190	0.000	0.000	0	180.00	177.00	3.00	80.00	80.00	806.0
680,001 - 700,000		693,606.76	2.67	1	3.13	693,606.76	6.000	0.000	0.000	0	180.00	179.00	1.00	80.00	85.00	719.0
700,001 - 720,000		704,174.37	2.72	1	3.13	704,174.37	6.500	0.000	0.000	0	180.00	176.00	4.00	80.00	80.00	788.0
720,001 - 740,000		1,439,380.70	5.55	2	6.25	719,690.35	5.937	0.000	0.000	0	149.91	148.41	1.50	69.85	69.85	794.0
740,001 - 760,000		736,499.21	2.84	1	3.13	736,499.21	6.330	0.000	0.000	0	180.00	177.00	3.00	80.00	80.00	795.0
760,001 - 780,000		1,535,150.97	5.92	2	6.25	767,575.49	6.501	0.000	0.000	0	180.00	176.50	3.50	80.00	87.48	770.0
780,001 - 800,000		782,241.29	3.02	1	3.13	782,241.29	6.375	0.000	0.000	0	180.00	178.00	2.00	90.00	90.00	763.0
860,001 - 880,000		1,733,692.15	6.68	2	6.25	866,846.08	5.985	0.000	0.000	0	150.18	149.18	1.00	71.12	71.12	782.7
920,001 - 940,000		917,380.68	3.54	1	3.13	917,380.68	6.250	0.000	0.000	0	180.00	176.00	4.00	19.38	19.38	808.0
980,001 - 1,000,000		1,974,321.70	7.61	2	6.25	987,160.85	6.557	0.000	0.000	0	180.00	176.03	3.97	64.59	64.59	745.8
1,000,001 >=		8,037,688.78	30.99	6	18.75	1,339,614.80	6.223	0.000	0.000	0	165.44	162.74	2.70	56.81	58.18	777.2
Total:		25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum:	450,000.00
Maximum:	2,000,000.00
Average:	819,236.46

Total: 26,215,566.86

PHHMC 2008-CIM1 Preliminary Collateral Analysis

II-2

32 records

Balance: 25,935,046

Mortgage Rate (%)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
5.750 - 5.999 6.000 - 6.249 6.250 - 6.499 6.500 - 6.749 6.750 - 6.999 7.000 - 7.249	5,269,174.28 8,080,564.53 8,444,444.13 1,298,212.24 1,864,890.05 977,761.26	20.32 31.16 32.56 5.01 7.19 3.77	6 12 9 2 2 1	18.75 37.50 28.13 6.25 6.25 3.13	878,195.71 673,380.38 938,271.57 649,106.12 932,445.03 977,761.26	5.877 6.064 6.308 6.500 6.837 7.125	0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000	0 0 0 0 0 0	156.35 180.00 166.14 180.00 180.00 180.00	155.25 177.43 163.01 176.46 176.00 173.00	1.09 2.57 3.13 3.54 4.00 7.00	63.21 63.00 61.81 66.76 68.26 76.92	63.21 64.85 61.81 66.76 74.13 76.92	785.4 761.9 770.9 791.7 780.6 716.0
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 5.810 Maximum: 7.125 Weighted Average: 6.223

Original Terms (mos.)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
61 - 120 121 - 180	4,027,991.32 21,907,055.17	15.53 84.47	4 28	12.50 87.50	1,006,997.83 782,394.83	6.143 6.238	0.000 0.000	0.000 0.000	0 0	120.00 180.00	117.42 177.20	2.58 2.80	73.08 62.03	73.08 63.21	772.7 770.6
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 120 Maximum: 180 Weighted Average: 170.68

Original Amortized Terms (mos.)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
61 - 120 121 - 180	4,027,991.32 21,907,055.17	15.53 84.47	4 28	12.50 87.50	1,006,997.83 782,394.83	6.143 6.238	0.000 0.000	0.000 0.000	0 0	120.00 180.00	117.42 177.20	2.58 2.80	73.08 62.03	73.08 63.21	772.7 770.6
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 120 Maximum: 180 Weighted Average: 170.68

Remaining Terms (mos.)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
61 - 120 121 - 180	4,027,991.32 21,907,055.17	15.53 84.47	4 28	12.50 87.50	1,006,997.83 782,394.83	6.143 6.238	0.000 0.000	0.000 0.000	0 0	120.00 180.00	117.42 177.20	2.58 2.80	73.08 62.03	73.08 63.21	772.7 770.6
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 116 Maximum: 179 Weighted Average: 167.91

PHHMC 2008-CIM1 Preliminary Collateral Analysis

II-2

32 records

Balance: 25,935,046

Seasoning (mos.)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
1	7,337,476.43	28.29	8	25.00	917,184.55	5.917	0.000	0.000	0	167.05	166.05	1.00	66.30	66.77	779.5
2	5,715,083.49	22.04	8	25.00	714,385.44	6.172	0.000	0.000	0	174.82	172.82	2.00	61.71	61.71	760.5
3	3,825,798.38	14.75	6	18.75	637,633.06	6.224	0.000	0.000	0	180.00	177.00	3.00	66.57	69.57	760.2
4	7,597,194.61	29.29	8	25.00	949,649.33	6.446	0.000	0.000	0	164.59	160.59	4.00	61.88	63.32	785.6
7	977,761.26	3.77	1	3.13	977,761.26	7.125	0.000	0.000	0	180.00	173.00	7.00	76.92	76.92	716.0
9	481,732.32	1.86	1	3.13	481,732.32	6.125	0.000	0.000	0	180.00	171.00	9.00	29.26	29.26	715.0
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 1 Maximum: 9 Weighted Average: 2.77

Lien Position	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
1st Lien	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9

First Liens with Junior Liens	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
N	23,381,325.27	90.15	29	90.63	806,252.60	6.205	0.000	0.000	0	169.66	166.91	2.76	62.91	62.91	771.9
Y	2,553,721.22	9.85	3	9.38	851,240.41	6.385	0.000	0.000	0	180.00	177.11	2.89	71.42	81.57	762.1
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9

Original Loan-to-Value Ratio (%) (First Liens Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
0.01 - 50.00	4,769,022.19	18.39	6	18.75	794,837.03	6.177	0.000	0.000	0	173.79	170.14	3.65	31.46	31.46	760.8
50.01 - 55.00	3,723,240.72	14.36	4	12.50	930,810.18	6.008	0.000	0.000	0	180.00	178.49	1.51	52.58	52.58	783.0
55.01 - 60.00	1,538,702.01	5.93	2	6.25	769,351.01	6.672	0.000	0.000	0	180.00	176.00	4.00	59.44	66.56	790.0
60.01 - 65.00	1,827,071.77	7.04	2	6.25	913,535.89	5.970	0.000	0.000	0	180.00	177.96	2.04	61.91	61.91	796.6
65.01 - 70.00	2,039,391.58	7.86	3	9.38	679,797.19	6.061	0.000	0.000	0	180.00	178.14	1.86	67.48	67.48	777.5
70.01 - 75.00	2,088,603.84	8.05	3	9.38	696,201.28	6.072	0.000	0.000	0	155.25	153.66	1.59	71.45	71.45	729.3
75.01 - 80.00	7,820,213.59	30.15	9	28.13	868,912.62	6.415	0.000	0.000	0	165.03	161.42	3.61	79.45	81.36	764.7
85.01 - 90.00	1,504,017.25	5.80	2	6.25	752,008.63	6.135	0.000	0.000	0	151.21	149.69	1.52	87.93	87.93	778.4
95.01 - 100.00	624,783.54	2.41	1	3.13	624,783.54	6.330	0.000	0.000	0	180.00	178.00	2.00	100.00	100.00	790.0
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 19.38 Maximum: 100.00
Weighted Average by Original Balance: 63.75 Weighted Average by Current Balance: 63.75 Standard Deviation: 20.04

Ratio (%) (Second Liens Only)

PHHMC 2008-CIM1 Preliminary Collateral Analysis

II-2

32 records

Balance: 25,935,046

Combined Original Loan-to-Value Ratio (%)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
<= 50.00	4,769,022.19	18.39	6	18.75	794,837.03	6.177	0.000	0.000	0	173.79	170.14	3.65	31.46	31.46	760.8
50.01 - 55.00	3,723,240.72	14.36	4	12.50	930,810.18	6.008	0.000	0.000	0	180.00	178.49	1.51	52.58	52.58	783.0
55.01 - 60.00	1,538,702.01	5.93	2	6.25	769,351.01	6.672	0.000	0.000	0	180.00	176.00	4.00	59.44	66.56	790.0
60.01 - 65.00	1,827,071.77	7.04	2	6.25	913,535.89	5.970	0.000	0.000	0	180.00	177.96	2.04	61.91	61.91	796.6
65.01 - 70.00	2,039,391.58	7.86	3	9.38	679,797.19	6.061	0.000	0.000	0	180.00	178.14	1.86	67.48	67.48	777.5
70.01 - 75.00	2,088,603.84	8.05	3	9.38	696,201.28	6.072	0.000	0.000	0	155.25	153.66	1.59	71.45	71.45	729.3
75.01 - 80.00	7,820,213.59	30.15	9	28.13	868,912.62	6.415	0.000	0.000	0	165.03	161.42	3.61	79.45	81.36	764.7
85.01 - 90.00	1,504,017.25	5.80	2	6.25	752,008.63	6.135	0.000	0.000	0	151.21	149.69	1.52	87.93	87.93	778.4
95.01 - 100.00	624,783.54	2.41	1	3.13	624,783.54	6.330	0.000	0.000	0	180.00	178.00	2.00	100.00	100.00	790.0
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 19.38 Maximum: 100.00
Weighted Average by Original Balance: 63.75 Weighted Average by Current Balance: 63.75 Standard Deviation: 20.04

		% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
Combined
Original Current
Loan-to-Value Ratio (%) Principal
Frequency Balance
<= 50.00	4,769,022.19	18.39	6	18.75	794,837.03	6.177	0.000	0.000	0	173.79	170.14	3.65	31.46	31.46	760.8
50.01 - 55.00	3,723,240.72	14.36	4	12.50	930,810.18	6.008	0.000	0.000	0	180.00	178.49	1.51	52.58	52.58	783.0
55.01 - 60.00	443,775.24	1.71	1	3.13	443,775.24	6.330	0.000	0.000	0	180.00	176.00	4.00	58.06	58.06	800.0
60.01 - 65.00	1,827,071.77	7.04	2	6.25	913,535.89	5.970	0.000	0.000	0	180.00	177.96	2.04	61.91	61.91	796.6
65.01 - 70.00	3,134,318.35	12.09	4	12.50	783,579.59	6.322	0.000	0.000	0	180.00	177.39	2.61	64.87	68.36	780.5
70.01 - 75.00	2,088,603.84	8.05	3	9.38	696,201.28	6.072	0.000	0.000	0	155.25	153.66	1.59	71.45	71.45	729.3
75.01 - 80.00	6,361,419.14	24.53	7	21.88	908,774.16	6.495	0.000	0.000	0	161.60	157.63	3.97	79.32	79.32	769.4
80.01 - 85.00	693,606.76	2.67	1	3.13	693,606.76	6.000	0.000	0.000	0	180.00	179.00	1.00	80.00	85.00	719.0
85.01 - 90.00	1,504,017.25	5.80	2	6.25	752,008.63	6.135	0.000	0.000	0	151.21	149.69	1.52	87.93	87.93	778.4
90.01 - 95.00	765,187.69	2.95	1	3.13	765,187.69	6.125	0.000	0.000	0	180.00	177.00	3.00	80.00	95.00	767.0
95.01 - 100.00	624,783.54	2.41	1	3.13	624,783.54	6.330	0.000	0.000	0	180.00	178.00	2.00	100.00	100.00	790.0
Total: 25,935,046.49		100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 19.38 Maximum: 100.00
Weighted Average by Original Balance: 64.75 Weighted Average by Current Balance: 64.74 Standard Deviation: 20.74

LTV gt 80, PMI	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
No Insurance	1,346,559.50	63.25	2	66.67	673,279.75	6.086	0.000	0.000	0	147.84	146.38	1.46	92.32	92.32	792.7
CMG	782,241.29	36.75	1	33.33	782,241.29	6.375	0.000	0.000	0	180.00	178.00	2.00	90.00	90.00	763.0
Total:	2,128,800.79	100.00	3	100.00	709,600.26	6.192	0.000	0.000	0	159.66	158.00	1.66	91.47	91.47	781.8

PHHMC 2008-CIM1 Preliminary Collateral Analysis

II-2

32 records

Balance: 25,935,046

Geographic Distribution by State	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
New York	4,197,433.36	16.18	6	18.75	699,572.23	6.230	0.000	0.000	0	172.94	169.34	3.60	50.90	50.90	772.4
California	4,010,999.23	15.47	5	15.63	802,199.85	6.333	0.000	0.000	0	180.00	177.55	2.45	57.29	60.02	771.5
Florida	3,461,907.17	13.35	3	9.38	1,153,969.06	6.307	0.000	0.000	0	146.19	142.36	3.83	61.17	61.17	767.5
New Jersey	2,046,279.86	7.89	2	6.25	1,023,139.93	5.915	0.000	0.000	0	180.00	178.07	1.93	56.11	56.11	776.5
South Carolina	1,989,769.44	7.67	2	6.25	994,884.72	6.163	0.000	0.000	0	180.00	178.35	1.65	48.62	50.36	725.5
Arizona	1,401,274.82	5.40	2	6.25	700,637.41	6.227	0.000	0.000	0	180.00	178.00	2.00	81.80	81.80	763.0
Texas	1,389,971.23	5.36	2	6.25	694,985.62	6.217	0.000	0.000	0	180.00	177.45	2.55	88.99	97.25	777.3
Utah	1,195,829.58	4.61	1	3.13	1,195,829.58	5.875	0.000	0.000	0	180.00	179.00	1.00	60.81	60.81	809.0
Nevada	977,761.26	3.77	1	3.13	977,761.26	7.125	0.000	0.000	0	180.00	173.00	7.00	76.92	76.92	716.0
Missouri	861,700.90	3.32	1	3.13	861,700.90	5.970	0.000	0.000	0	120.00	119.00	1.00	72.25	72.25	757.0
Colorado	736,499.21	2.84	1	3.13	736,499.21	6.330	0.000	0.000	0	180.00	177.00	3.00	80.00	80.00	795.0
Maryland	721,775.96	2.78	1	3.13	721,775.96	5.875	0.000	0.000	0	120.00	119.00	1.00	85.68	85.68	795.0
North Carolina	704,174.37	2.72	1	3.13	704,174.37	6.500	0.000	0.000	0	180.00	176.00	4.00	80.00	80.00	788.0
Illinois	641,388.99	2.47	1	3.13	641,388.99	6.190	0.000	0.000	0	180.00	177.00	3.00	80.00	80.00	806.0
Minnesota	580,973.87	2.24	1	3.13	580,973.87	5.875	0.000	0.000	0	180.00	179.00	1.00	79.86	79.86	774.0
Kansas	573,532.00	2.21	1	3.13	573,532.00	6.040	0.000	0.000	0	180.00	178.00	2.00	65.25	65.25	798.0
Pennsylvania	443,775.24	1.71	1	3.13	443,775.24	6.330	0.000	0.000	0	180.00	176.00	4.00	58.06	58.06	800.0
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Number of States Represented: 17

Geographic Distribution by MSA	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
Rural	2,654,104.75	10.23	3	9.38	884,701.58	6.001	0.000	0.000	0	163.68	162.13	1.55	72.90	72.90	801.3
Tampa-St. Petersburg-Clearwater FL MSA	1,950,658.16	7.52	1	3.13	1,950,658.16	6.375	0.000	0.000	0	120.00	116.00	4.00	79.37	79.37	765.0
Nassau-Suffolk NY PMSA	1,848,539.86	7.13	3	9.38	616,179.95	6.033	0.000	0.000	0	180.00	176.38	3.62	48.08	48.08	742.0
Kansas City MO-KS MSA	1,435,232.90	5.53	2	6.25	717,616.45	5.998	0.000	0.000	0	143.98	142.58	1.40	69.45	69.45	773.4
Bergen-Passaic NJ PMSA	1,415,037.67	5.46	1	3.13	1,415,037.67	5.810	0.000	0.000	0	180.00	179.00	1.00	52.59	52.59	778.0
Charleston-North Charleston SC MSA	1,296,162.68	5.00	1	3.13	1,296,162.68	6.250	0.000	0.000	0	180.00	178.00	2.00	31.83	31.83	729.0
New York NY PMSA	1,263,819.58	4.87	2	6.25	631,909.79	6.502	0.000	0.000	0	156.55	153.34	3.22	60.95	60.95	782.8
Los Angeles-Long Beach CA PMSA	1,094,926.77	4.22	1	3.13	1,094,926.77	6.810	0.000	0.000	0	180.00	176.00	4.00	60.00	70.00	786.0
Dutchess County NY PMSA	1,085,073.92	4.18	1	3.13	1,085,073.92	6.250	0.000	0.000	0	180.00	176.00	4.00	44.00	44.00	812.0
San Jose CA PMSA	996,560.44	3.84	1	3.13	996,560.44	6.000	0.000	0.000	0	180.00	179.00	1.00	52.49	52.49	775.0
Las Vegas NV-AZ MSA	977,761.26	3.77	1	3.13	977,761.26	7.125	0.000	0.000	0	180.00	173.00	7.00	76.92	76.92	716.0
Jacksonville FL MSA	917,380.68	3.54	1	3.13	917,380.68	6.250	0.000	0.000	0	180.00	176.00	4.00	19.38	19.38	808.0
85286	782,241.29	3.02	1	3.13	782,241.29	6.375	0.000	0.000	0	180.00	178.00	2.00	90.00	90.00	763.0
Fort Worth-Arlington TX PMSA	765,187.69	2.95	1	3.13	765,187.69	6.125	0.000	0.000	0	180.00	177.00	3.00	80.00	95.00	767.0
Oakland CA PMSA	717,604.74	2.77	1	3.13	717,604.74	6.000	0.000	0.000	0	180.00	178.00	2.00	53.92	53.92	793.0
Hickory-Morgantown-Lenoir NC MSA	704,174.37	2.72	1	3.13	704,174.37	6.500	0.000	0.000	0	180.00	176.00	4.00	80.00	80.00	788.0
Columbia SC MSA	693,606.76	2.67	1	3.13	693,606.76	6.000	0.000	0.000	0	180.00	179.00	1.00	80.00	85.00	719.0
Chicago IL PMSA	641,388.99	2.47	1	3.13	641,388.99	6.190	0.000	0.000	0	180.00	177.00	3.00	80.00	80.00	806.0
Newark NJ PMSA	631,242.19	2.43	1	3.13	631,242.19	6.150	0.000	0.000	0	180.00	176.00	4.00	64.00	64.00	773.0
Houston TX PMSA	624,783.54	2.41	1	3.13	624,783.54	6.330	0.000	0.000	0	180.00	178.00	2.00	100.00	100.00	790.0
Phoenix-Mesa AZ MSA	619,033.53	2.39	1	3.13	619,033.53	6.040	0.000	0.000	0	180.00	178.00	2.00	71.43	71.43	0.0
Riverside-San Bernardino CA PMSA	607,869.41	2.34	1	3.13	607,869.41	6.250	0.000	0.000	0	180.00	178.00	2.00	70.34	70.34	690.0
Salinas CA MSA	594,037.87	2.29	1	3.13	594,037.87	6.500	0.000	0.000	0	180.00	177.00	3.00	51.06	51.06	796.0
Miami FL PMSA	593,868.33	2.29	1	3.13	593,868.33	6.170	0.000	0.000	0	180.00	177.00	3.00	65.93	65.93	713.0
Minneapolis-St. Paul MN-WI MSA	580,973.87	2.24	1	3.13	580,973.87	5.875	0.000	0.000	0	180.00	179.00	1.00	79.86	79.86	774.0
Other	443,775.24	1.71	1	3.13	443,775.24	6.330	0.000	0.000	0	180.00	176.00	4.00	58.06	58.06	800.0
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Number of States Represented: 17

PHHMC 2008-CIM1 Preliminary Collateral Analysis

II-2

32 records

Balance: 25,935,046

Adjustment Type	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV

															FICO Score
Fixed Rate	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9

Product Type	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Original IO Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO
Fixed – 10 Year	4,027,991.32	15.53	4	12.50	1,006,997.83	6.143	0.000	0.000	0	120.00	0.00	117.42	2.58	73.08	73.08	772.7	82.1	82.1	100.0	0.0
Fixed – 15 Year	21,907,055.17	84.47	28	87.50	782,394.83	6.238	0.000	0.000	0	180.00	0.00	177.20	2.80	62.03	63.21	770.6	59.2	73.4	100.0	0.0
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	0.00	167.91	2.77	63.75	64.74	770.9	62.7	74.8	100.0	0.0

Interest Only	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
non-IO	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9

Interest Only Term	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
0	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Weighted Average: 0.0

Property Type	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
Single Family Residence	17,455,322.62	67.30	21	65.63	831,205.84	6.207	0.000	0.000	0	166.15	163.41	2.75	60.63	61.25	771.4
Planned Unit Development	7,743,224.66	29.86	10	31.25	774,322.47	6.248	0.000	0.000	0	180.00	177.20	2.80	69.23	71.16	767.2
Condo	736,499.21	2.84	1	3.13	736,499.21	6.330	0.000	0.000	0	180.00	177.00	3.00	80.00	80.00	795.0
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9

Number of Units	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
1	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9

PHHMC 2008-CIM1 Preliminary Collateral Analysis

II-2

32 records

Balance: 25,935,046

Occupancy	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
Primary Second Home	19,389,374.27 6,545,672.22	74.76 25.24	24 8	75.00 25.00	807,890.59 818,209.03	6.207 6.272	0.000 0.000	0.000 0.000	0 0	169.77 173.38	166.98 170.66	2.79 2.72	61.96 69.04	63.30 69.04	767.9 780.7
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9

Loan Purpose	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
Purchase Refinance - Rate Term Refinance - Cashout	12,407,799.27 9,894,315.02 3,632,932.20	47.84 38.15 14.01	16 12 4	50.00 37.50 12.50	775,487.45 824,526.25 908,233.05	6.279 6.100 6.366	0.000 0.000 0.000	0.000 0.000 0.000	0 0 0	168.18 170.40 180.00	165.35 168.14 176.05	2.83 2.25 3.95	69.57 63.21 45.33	71.37 63.56 45.33	774.7 770.0 761.3
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9

Documentation Level	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
Full Documentation No Income Verified Assets Stated Documentation Stated Income Stated Assets Alternative	14,570,624.37 4,614,261.57 2,671,063.40 2,376,300.97 1,702,796.18	56.18 17.79 10.30 9.16 6.57	18 5 3 4 2	56.25 15.63 9.38 12.50 6.25	809,479.13 922,852.31 890,354.47 594,075.24 851,398.09	6.246 6.181 6.012 6.123 6.610	0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000	0 0 0 0 0	166.39 170.61 180.00 180.00 180.00	163.53 167.77 178.06 177.36 176.71	2.86 2.84 1.94 2.64 3.29	69.08 45.03 66.38 64.47 63.69	70.11 45.03 66.38 64.47 70.12	766.3 772.5 779.6 799.0 751.7
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9

Appraisal Type (S&P)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
FULL EXT	25,293,657.50 641,388.99	97.53 2.47	31 1	96.88 3.13	815,924.44 641,388.99	6.224 6.190	0.000 0.000	0.000 0.000	0 0	170.45 180.00	167.68 177.00	2.76 3.00	63.33 80.00	64.36 80.00	770.0 806.0
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9

FICO Score		Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
Not Available		619,033.53	2.39	1	3.13	619,033.53	6.040	0.000	0.000	0	180.00	178.00	2.00	71.43	71.43	0.0
640	- 659	494,816.29	1.91	1	3.13	494,816.29	6.000	0.000	0.000	0	180.00	177.00	3.00	27.78	27.78	652.0
680	- 699	607,869.41	2.34	1	3.13	607,869.41	6.250	0.000	0.000	0	180.00	178.00	2.00	70.34	70.34	690.0
700	- 719	2,746,968.67	10.59	4	12.50	686,742.17	6.459	0.000	0.000	0	180.00	175.03	4.97	66.96	68.23	715.9
720	- 739	1,296,162.68	5.00	1	3.13	1,296,162.68	6.250	0.000	0.000	0	180.00	178.00	2.00	31.83	31.83	729.0
740	- 759	861,700.90	3.32	1	3.13	861,700.90	5.970	0.000	0.000	0	120.00	119.00	1.00	72.25	72.25	757.0
760	- 779	7,891,864.59	30.43	8	25.00	986,483.07	6.196	0.000	0.000	0	165.17	162.60	2.57	71.16	72.61	770.7
780	- 799	6,261,190.76	24.14	9	28.13	695,687.86	6.300	0.000	0.000	0	168.35	165.68	2.67	68.22	69.97	792.5
800	>=	5,155,439.66	19.88	6	18.75	859,239.94	6.120	0.000	0.000	0	180.00	177.33	2.67	53.60	53.60	808.1
Total:		25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 652 Maximum: 812 Weighted Average: 770.9 % UPB missing FICOs: 2.4 Standard Deviation: 39.80

PHHMC 2008-CIM1 Preliminary Collateral Analysis

II-2

32 records

Balance: 25,935,046

Prepay Flag	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
No Prepayment Penalty	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9

									Weighted		Weighted			Weighted
		% by						Weighted	Average	Weighted	Average		Weighted	Average
Prepayment	Current	Current		% of	Average	Weighted	Weighted	Average	Months	Average	Stated	Weighted	Average	Original
Penalty	Principal	Principal	Number of	Number of	Current	Average	Average	Maximum	to	Original	Remaining	Average	Original	Frequency	FICO
Detail	Balance	Balance	Loans	Loans	Balance	Coupon	Margin	Rate	Roll	Term	Term	Seasoning	CLTV	CLTV	Score
None	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9

Prepayment Penalty Months	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
0	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Non-zero Weighted Average Prepay Penalty Term: 0

(ARM Only)

(ARM Only)

(ARM Only)

(ARM Only)

(ARM Only)

(ARM Only)

(ARM Only)

(ARM Only)

(ARM Only)

PHHMC 2008-CIM1 Preliminary Collateral Analysis

II-2

32 records

Balance: 25,935,046

Monthly Payments ($)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score

3,500.01 - 4,000.00

4,000.01 - 4,500.00

4,500.01 - 5,000.00

5,000.01 - 5,500.00

5,500.01 - 6,000.00

6,000.01 - 6,500.00

6,500.01 - 7,000.00

7,000.01 - 7,500.00

7,500.01 - 8,000.00

8,000.01 - 8,500.00

9,000.01 - 9,500.00

9,500.01 - 10,000.00

10,000.01 - 10,500.00

11,000.01 - 11,500.00

11,500.01 - 12,000.00

22,500.01 - 23,000.00

	443,775.24 976,548.61 1,154,505.87 3,670,834.87 1,828,852.05 2,158,278.32 2,317,392.26 871,991.25 917,380.68 1,718,336.40 2,062,835.18 1,956,627.67 1,195,829.58 1,296,162.68 1,415,037.67 1,950,658.16	1.71 3.77 4.45 14.15 7.05 8.32 8.94 3.36 3.54 6.63 7.95 7.54 4.61 5.00 5.46 7.52	1 2 2 6 3 3 3 1 1 2 2 2 1 1 1 1	3.13 6.25 6.25 18.75 9.38 9.38 9.38 3.13 3.13 6.25 6.25 6.25 3.13 3.13 3.13 3.13	443,775.24 488,274.31 577,252.94 611,805.81 609,617.35 719,426.11 772,464.09 871,991.25 917,380.68 859,168.20 1,031,417.59 978,313.84 1,195,829.58 1,296,162.68 1,415,037.67 1,950,658.16	6.330 6.062 5.957 6.239 6.045 6.276 6.459 6.000 6.250 5.947 6.665 6.440 5.875 6.250 5.810 6.375	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000	0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0	180.00 180.00 180.00 180.00 163.80 180.00 180.00 180.00 180.00 154.80 180.00 153.58 180.00 180.00 180.00 120.00	176.00 174.04 178.50 177.33 161.83 177.01 177.01 179.00 176.00 153.80 174.58 150.90 179.00 178.00 179.00 116.00	4.00 5.96 1.50 2.67 1.97 2.99 2.99 1.00 4.00 1.00 5.42 2.68 1.00 2.00 1.00 4.00	58.06 28.51 72.60 70.65 66.84 71.33 83.38 70.00 19.38 66.43 59.60 65.39 60.81 31.83 52.59 79.37	58.06 28.51 72.60 70.65 68.73 71.33 88.33 70.00 19.38 66.43 59.60 70.99 60.81 31.83 52.59 79.37	800.0 683.1 785.9 752.7 770.8 792.1 767.6 808.0 808.0 783.4 766.5 773.2 809.0 729.0 778.0 765.0
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 3,878.06 Maximum: 22,582.61 Average: 7,353.69

Origination Date	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
2007-06	481,732.32	1.86	1	3.13	481,732.32	6.125	0.000	0.000	0	180.00	171.00	9.00	29.26	29.26	715.0
2007-08	977,761.26	3.77	1	3.13	977,761.26	7.125	0.000	0.000	0	180.00	173.00	7.00	76.92	76.92	716.0
2007-11	7,597,194.61	29.29	8	25.00	949,649.33	6.446	0.000	0.000	0	164.59	160.59	4.00	61.88	63.32	785.6
2007-12	3,825,798.38	14.75	6	18.75	637,633.06	6.224	0.000	0.000	0	180.00	177.00	3.00	66.57	69.57	760.2
2008-01	5,715,083.49	22.04	8	25.00	714,385.44	6.172	0.000	0.000	0	174.82	172.82	2.00	61.71	61.71	760.5
2008-02	6,756,502.56	26.05	7	21.88	965,214.65	5.921	0.000	0.000	0	165.94	164.94	1.00	65.13	65.65	780.0
2008-03	580,973.87	2.24	1	3.13	580,973.87	5.875	0.000	0.000	0	180.00	179.00	1.00	79.86	79.86	774.0
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 2007-06-20
Maximum: 2008-03-05

First Payment Date	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
2007-08	481,732.32	1.86	1	3.13	481,732.32	6.125	0.000	0.000	0	180.00	171.00	9.00	29.26	29.26	715.0
2007-10	977,761.26	3.77	1	3.13	977,761.26	7.125	0.000	0.000	0	180.00	173.00	7.00	76.92	76.92	716.0
2008-01	7,597,194.61	29.29	8	25.00	949,649.33	6.446	0.000	0.000	0	164.59	160.59	4.00	61.88	63.32	785.6
2008-02	3,825,798.38	14.75	6	18.75	637,633.06	6.224	0.000	0.000	0	180.00	177.00	3.00	66.57	69.57	760.2
2008-03	5,715,083.49	22.04	8	25.00	714,385.44	6.172	0.000	0.000	0	174.82	172.82	2.00	61.71	61.71	760.5
2008-04	7,337,476.43	28.29	8	25.00	917,184.55	5.917	0.000	0.000	0	167.05	166.05	1.00	66.30	66.77	779.5
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 2007-08-01
Maximum: 2008-04-01

PHHMC 2008-CIM1 Preliminary Collateral Analysis

II-2

32 records

Balance: 25,935,046

Maturity Date	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
2017-12	1,950,658.16	7.52	1	3.13	1,950,658.16	6.375	0.000	0.000	0	120.00	116.00	4.00	79.37	79.37	765.0
2018-02	493,856.30	1.90	1	3.13	493,856.30	5.920	0.000	0.000	0	120.00	118.00	2.00	31.25	31.25	798.0
2018-03	1,583,476.86	6.11	2	6.25	791,738.43	5.927	0.000	0.000	0	120.00	119.00	1.00	78.37	78.37	774.3
2022-07	481,732.32	1.86	1	3.13	481,732.32	6.125	0.000	0.000	0	180.00	171.00	9.00	29.26	29.26	715.0
2022-09	977,761.26	3.77	1	3.13	977,761.26	7.125	0.000	0.000	0	180.00	173.00	7.00	76.92	76.92	716.0
2022-12	5,646,536.45	21.77	7	21.88	806,648.06	6.470	0.000	0.000	0	180.00	176.00	4.00	55.84	57.78	792.7
2023-01	3,825,798.38	14.75	6	18.75	637,633.06	6.224	0.000	0.000	0	180.00	177.00	3.00	66.57	69.57	760.2
2023-02	5,221,227.19	20.13	7	21.88	745,889.60	6.196	0.000	0.000	0	180.00	178.00	2.00	64.59	64.59	756.5
2023-03	5,753,999.57	22.19	6	18.75	958,999.93	5.915	0.000	0.000	0	180.00	179.00	1.00	62.98	63.58	781.0
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 2017-12-01
Maximum: 2023-03-01

Actual Paid Thru Date	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
2008-03	20,673,912.18	79.71	26	81.25	795,150.47	6.220	0.000	0.000	0	176.07	173.31	2.76	62.08	63.33	772.3
2008-04	5,261,134.31	20.29	6	18.75	876,855.72	6.234	0.000	0.000	0	149.52	146.71	2.81	70.30	70.30	765.5
Total:	25,935,046.49	100.00	32	100.00	810,470.20	6.223	0.000	0.000	0	170.68	167.91	2.77	63.75	64.74	770.9
Minimum: 2008-03-01
Maximum: 2008-04-01